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                                                                     EXHIBIT 4.1

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

COMMON STOCK                                                                                             PAR VALUE $.001

                                                   GK INTELLIGENT SYSTEMS, INC.


THIS CERTIFICATE IS TRANSFERABLE     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE FOR CERTAIN DEFINITIONS
IN HOUSTON, TX OR NEW YORK, NY
                                                                                                     CUSIP ____________

THIS CERTIFIES THAT
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                                                                                                      *******
                                                                                                       ******
                                                                                                       0*****


IS THE OWNER OF                                                         ***            ***
                                                                           ------------
                                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                                   GK INTELLIGENT SYSTEMS, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated: ____________________

        /s/ Gary F. Kimmons
                PRESIDENT
                                                 [GK INTELLIGENT SYSTEMS, INC.
        /s/ Kathryn T. Kimmons                    CORPORATE SEAL APPEARS HERE]
                SECRETARY


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